                                                                      EXHIBIT 16


                     EMERGING GROWTH FUND -- CLASS A SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1996


                                                                                  n
Formula.................................................................    P(1+T)       =    ERV
Including Payment of the Sales Charge
Net Asset Value.........................................................       $34.35
Initial Investment......................................................    $1,000.00    =    P
Ending Redeemable Value.................................................    $1,135.99    =    ERV
                                                                                              n
One year period ended 8/31/96...........................................            1    =
TOTAL RETURN FOR THE PERIOD.............................................       13.60%    =    T
Excluding Payment of the Sales Charge
Net Asset Value.........................................................       $34.35
Initial Investment......................................................    $1,000.00    =    P
Ending Redeemable Value.................................................    $1,205.41    =    ERV
                                                                                              n
One year period ended 08/31/96..........................................            1    =
TOTAL RETURN FOR THE PERIOD.............................................       20.54%    =    T

                 TOTAL RETURN CALCULATION FIVE YEARS ENDED AUGUST 31, 1996

                                                                                  n
Formula.................................................................    P(1+T)       =    ERV
Including Payment of the Sales Charge
Net Asset Value.........................................................       $34.35
Initial Investment......................................................    $1,000.00    =    P
Ending Redeemable Value.................................................    $2,275.65    =    ERV
                                                                                              n
Five years ended 08/31/96...............................................            5    =
TOTAL RETURN FOR THE PERIOD.............................................       17.88%    =    T
Excluding Payment of the Sales Charge
Net Asset Value.........................................................       $34.35
Initial Investment......................................................    $1,000.00    =    P
Ending Redeemable Value.................................................    $2,414.05    =    ERV
                                                                                              n
Five years ended 08/31/96...............................................            5    =
TOTAL RETURN FOR THE PERIOD.............................................       19.28%    =    T

                     EMERGING GROWTH FUND -- CLASS A SHARES

            TOTAL RETURN CALCULATION TEN YEARS ENDED AUGUST 31, 1996

                                                                                  n
Formula.................................................................    P(1+T)      =    ERV
Including Payment of the Sales Charge
Net Asset Value.........................................................       $34.35
Initial Investment......................................................    $1,000.00    =    P
Ending Redeemable Value.................................................    $4,005.66    =    ERV
                                                                                              n
Ten years ended 08/31/96................................................           10    =

TOTAL RETURN FOR THE PERIOD.............................................       14.89%    =    T

Excluding Payment of the Sales Charge
Net Asset Value.........................................................       $34.35
Initial Investment......................................................    $1,000.00    =    P
Ending Redeemable Value.................................................    $4,249.30    =    ERV
Ten years ended 08/31/96................................................           10    =    (n)

TOTAL RETURN FOR THE PERIOD.............................................       15.57%    =    T

                 TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1996

                                                                                  n
Formula.................................................................    P(1+T)       =    ERV
Including Payment of the Sales Charge
Net Asset Value.........................................................       $34.35
Initial Investment......................................................    $1,000.00    =    P
Ending Redeemable Value.................................................   $60,463.97    =    ERV
                                                                                              n
Inception through 08/31/96..............................................        25.92    =
TOTAL RETURN FOR THE PERIOD.............................................       17.15%    =    T
Excluding Payment of the Sales Charge
Net Asset Value.........................................................       $34.35
Initial Investment......................................................    $1,000.00    =    P
Ending Redeemable Value.................................................   $64,154.81    =    ERV
                                                                                              n
Inception through 08/31/96..............................................        25.92    =

TOTAL RETURN FOR THE PERIOD.............................................       17.42%    =    T

   NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1996

Formula.................................................................      ERV - P
                                                                            ---------    =    T
                                                                                 P
Including Payment of the Sales Charge
Net Asset Value.........................................................       $34.35
Initial Investment......................................................    $1,000.00    =    P
Ending Redeemable Value.................................................   $60,463.97    =    ERV

TOTAL RETURN FOR THE PERIOD.............................................    5,946.40%    =    T

Excluding Payment of the Sales Charge
Net Asset Value.........................................................       $34.35
Initial Investment......................................................    $1,000.00    =    P
Ending Redeemable Value.................................................   $64,154.81    =    ERV

TOTAL RETURN FOR THE PERIOD.............................................    6,315.48%    =    T

                     EMERGING GROWTH FUND -- CLASS B SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1996

                                                                                  n
Formula..................................................................   P(1+T)         =  ERV

Including Payment of the CDSC
Net Asset Value..........................................................      $32.94
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,146.08      =  ERV
                                                                                              n
One year period ended 08/31/96...........................................           1      =

TOTAL RETURN FOR THE PERIOD..............................................      14.61%      =  T

Excluding Payment of the CDSC
Net Asset Value..........................................................      $32.94
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,196.08      =  ERV
                                                                                              n
One year period ended 08/31/96...........................................           1      =

TOTAL RETURN FOR THE PERIOD..............................................      19.61%      =  T

                    TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1996

                                                                                  n
Formula..................................................................   P(1+T)         =  ERV
Including Payment of the CDSC
Net Asset Value..........................................................      $32.94
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $2,146.00      =  ERV
                                                                                              n
Inception through 08/31/96...............................................        4.37      =

TOTAL RETURN FOR THE PERIOD..............................................      19.09%      =  T

Excluding Payment of the CDSC
Net Asset Value..........................................................      $32.94
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $2,161.00      =  ERV
                                                                                              n
Inception through 08/31/96...............................................        4.37      =

TOTAL RETURN FOR THE PERIOD..............................................      19.28%      =  T

      NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1996

Formula..................................................................     ERV - P
                                                                            ---------      =  T
                                                                                 P
Including Payment of the CDSC
Net Asset Value..........................................................      $32.94
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $2,146.00      =  ERV

TOTAL RETURN FOR THE PERIOD..............................................     114.60%      =  T

Excluding Payment of the CDSC
Net Asset Value..........................................................      $32.94
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $2,161.00      =  ERV

TOTAL RETURN FOR THE PERIOD..............................................     116.10%      =  T

                     EMERGING GROWTH FUND -- CLASS C SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1996

                                                                                  n
Formula..................................................................   P(1+T)         =  ERV

Including Payment of the CDSC
Net Asset Value..........................................................      $33.38
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,186.01      =  ERV
                                                                                              n
One year period ended 08/31/96...........................................           1      =

TOTAL RETURN FOR THE PERIOD..............................................      18.60%      =  T

Excluding Payment of the CDSC
Net Asset Value..........................................................      $33.38
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,196.01      =  ERV
One year period ended 08/31/96...........................................           1      =  n

TOTAL RETURN FOR THE PERIOD..............................................      19.60%      =  T

                    TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1996

                                                                                  n
Formula..................................................................   P(1+T)         =  ERV

Including Payment of the CDSC
Net Asset Value..........................................................      $33.38
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,623.44      =  ERV
                                                                                              n
Inception through 08/31/96...............................................        3.16      =

TOTAL RETURN FOR THE PERIOD..............................................      16.57%      =  T

Excluding Payment of the CDSC
Net Asset Value..........................................................      $33.38
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,623.44      =  ERV
                                                                                              n
Inception through 08/31/96...............................................        3.16      =

TOTAL RETURN FOR THE PERIOD..............................................      16.57%      =  T

      NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1996

Formula..................................................................     ERV - P
                                                                            ---------      =  T
                                                                                 P
Including Payment of the CDSC
Net Asset Value..........................................................      $33.83
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,623.44      =  ERV

TOTAL RETURN FOR THE PERIOD..............................................      62.34%      =  T

Excluding Payment of the CDSC
Net Asset Value..........................................................      $33.83
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,623.44      =  ERV

TOTAL RETURN FOR THE PERIOD..............................................      62.34%      =  T